SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 4, 2012 (June 1, 2012)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4927 Calloway Drive

Bakersfield, California 93312
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On June 1, 2012, Tri-Valley Corporation (the “Company”) issued a 14.0% Senior Secured Demand Note (the “Note”) to George T. Gamble 1991 Trust (the “Gamble Trust”), evidencing an uncommitted line of credit pursuant to which the Company may request, at any time prior to the earlier of termination of the line of credit by either party or June 30, 2012 (the “Termination Date”), advances of up to, and not to exceed at any one time, $1,350,000.  Since the facility is an uncommitted line of credit, all advances are at the Gamble Trust’s sole discretion.

Any advances actually made under the Note will bear simple interest at 14% per annum, paid in cash monthly in arrears on the last day of each calendar month, with the first interest payment on any outstanding principal amount being due and payable on June 30, 2012.  All outstanding obligations under the Note, including the principal amount of any advances made under the Note, all accrued and unpaid interest thereon, and any other fees, expenses, costs, indemnities and other amounts incurred under the terms and conditions of the Note or any other transaction document relating thereto, shall be due on or before April 30, 2013.

The Company’s obligations under the Note are secured by the same collateral that currently secures the Senior Secured Notes issued to the Gamble Trust on March 30 and May 4, 2012, respectively.  A summary of such collateral is set forth in the Company’s Current Report on Form 8-K dated April 5, 2012 (the “April 5 Form 8-K”), and on the Company’s Current Report on Form 8-K dated May 7, 2012 (the “May 7 Form 8-K”), which summaries are incorporated herein by this reference.

The foregoing description of the loan transaction does not purport to be complete and is qualified in its entirety by reference to the Note, Second Modification of Deed of Trust, and Second Modification of Transaction Documents, copies of which are attached hereto as Exhibits 4.1, 10.1, and 10.2, respectively, and are incorporated herein by reference.  The foregoing documents have been attached to provide investors with information regarding their terms.  They are not intended to provide any other factual information about the Company or the Gamble Trust.  In particular, the assertions embodied in the representations and warranties contained in the Note, as qualified as provided for therein, were used for the purpose of allocating risk between the Company and the Gamble Trust rather than necessarily establishing matters as facts.  Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the Company or the Gamble Trust.

A copy of the Company’s press release announcing the transaction with the Gamble Trust is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.04

Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information relating to the events of default under the Senior Secured Notes (and related documents) issued to the Gamble Trust on March 30 and May 4, 2012, as described in the Company’s May 7 Form 8-K, and the information contained in Item 1.01 above relating to the Note issued on June 1, 2012, are incorporated by reference into this Item 2.04. An event of default under the March 30 and May 4, 2012 loan documents also constitutes an event of default under the Note issued on June 1, 2012. Therefore, the total outstanding obligations owed by the Company to the Gamble Trust under the March 30, May 4 and June 1, 2012 loan documents are $5,168,310 in principal amount, plus all accrued but unpaid interest and fees.

The Gamble Trust has reserved all of its available rights and remedies as a result of the events of default, including the right to declare the entire advanced but unpaid balance of the three senior secured notes, and interest accrued thereon, and all other obligations of the Company, immediately due and payable, as well as, the right to exercise any other right or remedy available under any of the March 30, May 4 and June 1, 2012 transaction documents, or under applicable laws.

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 26, 2012, the Company received a letter from NYSE Amex indicating that the Company is not in compliance with certain continued listing requirements set forth in the NYSE Amex’s Company Guide, as summarized in the Company’s Current Report on Form 8-K filed on May 2, 2012.

Management’s belief is that under the Company’s current circumstances – including, for example, an ongoing SEC inquiry into possible violations of the federal securities laws, and ongoing discussions with the OPUS Special Committee to find a mutually satisfactory way to settle alleged claims – it is not reasonably practicable for the Company to establish and implement a plan of compliance that would satisfy NYSE Amex’s continued listing requirements.  Accordingly, the Board of Directors of the Company determined on June 2, 2012, that it is in the best interests of the Company to delist voluntarily the Company’s common stock from NYSE Amex.

In view of, among other things, management’s belief that under the Company’s current circumstances it is not reasonably practicable for the Company to establish and implement a plan of compliance that would satisfy NYSE Amex’s continued listing requirements, the Board of Directors of the Company determined on June 2, 2012, that it is in the best interests of the Company to delist voluntarily the Company’s common stock from NYSE Amex. In connection therewith, the Company formally notified NYSE Amex on June 4, 2012 of the Company’s intention to file a Form 25 - Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, with the SEC on or about June 14, 2012.

The Company expects that the delisting will take effect on or about June 25, 2012. Accordingly, the Company expects that the last day of trading of its common stock on NYSE Amex will be on or about June 25, 2012.  After delisting, the Company’s common stock is anticipated to be available for trading on one of the OTC markets, although there can be no assurances that any trading market for the Company's common stock will exist, and the liquidity of such market may be extremely limited.

A copy of the Company’s press release announcing the voluntary delisting from NYSE Amex is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01

Other Events.

Engagement of FTI Consulting

On June 1, 2012, the Company retained FTI Consulting, Inc. (“FTI Consulting”) to review the Company’s cash flows and liquidity position, and to assist it with its internal evaluation of strategic alternatives and objectives.  A copy of the press release announcing the engagement of FTI Consulting is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

Postponement of Annual Meeting of Stockholders

In light of the Company’s ongoing review of strategic alternatives and objectives, the Company has determined to postpone its Annual Meeting of Stockholders, originally scheduled to be held on June 15, 2012, until a new meeting date is determined by the Board of Directors of the Company.  The new date of the Annual Meeting of Stockholders has not yet been set. The Company will announce the new date, time, and place of the Annual Meeting once a final determination has been made. A copy of the press release announcing the postponement of the Annual Meeting of Stockholders is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description of Exhibit
4.1	Senior Secured Demand Note issued to the Gamble Trust on June 1, 2012.
10.1

Second Amendment and Modification of Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing, and Financing Statement, dated as of June 1, 2012, executed by Tri-Valley Oil & Gas Co. in favor of the Gamble Trust.

10.2	Second Modification of Transaction Documents, dated as of June 1, 2012, between Tri-Valley Corporation and the Gamble Trust.
99.1	Press release dated June 4, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2012	TRI-VALLEY CORPORATION /s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Senior Secured Demand Note issued to the Gamble Trust on June 1, 2012.
10.1

Second Amendment and Modification of Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing, and Financing Statement, dated as of June 1, 2012, executed by Tri-Valley Oil & Gas Co. in favor of the Gamble Trust.

10.2	Second Modification of Transaction Documents, dated as of June 1, 2012, between Tri-Valley Corporation and the Gamble Trust.
99.1	Press release dated June 4, 2012.